                                                                    EXHIBIT 25-a

                               POWER OF ATTORNEY

                         Each of the undersigned Directors of Nordson
Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, on Form S-8, with respect to the Common Shares of the Corporation to be issued pursuant to the Slautterback Corporation 401(k) Profit Sharing Plan, hereby constitutes and appoints William P. Madar, Thomas L. Moorhead, Nicholas D. Pellecchia, James
R. Carlson, and Thomas L. Aldrich, and each of them, as his or her attorney, with full power of substitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and thing whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

                         IN WITNESS WHEREOF, the undersigned has hereunto set
his hand this 22nd day of December, 1993.


 /s/ Glenn R. Brown                          /s/ Anne O. Kruger
- -------------------------------             ------------------------------
Dr. Glenn R. Brown                          Dr. Anne O. Krueger


 /s/ William W. Colville                     /s/ William P. Madar
- -------------------------------             ------------------------------
William W. Colville                         William P. Madar


 /s/ William D. Ginn                         /s/ Eric T. Nord
- -------------------------------             ------------------------------
William D. Ginn                             Eric T. Nord


 /s/ Stephen R. Hardis                       /s/ Evan W. Nord
- -------------------------------             ------------------------------
Stephen R. Hardis                           Evan W. Nord


 /s/ Jacob O. Kamm
- -------------------------------
Dr. Jacob O. Kamm


                               POWER OF ATTORNEY


                         The undersigned President and Chief Executive Officer
(Principal Executive Officer) and a Director of Nordson Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, on Form S-8, with respect to the Common Shares of the Corporation to be issued pursuant to the Slautterback Corporation 401(k) Profit Sharing Plan, hereby constitutes and appoints Thomas
L. Moorhead, Nicholas D. Pellecchia, James R. Carlson, and Thomas L. Aldrich, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

                         IN WITNESS WHEREOF, the undersigned has hereunto set
his hand this 17th day of December, 1993.




                                            /s/ William P. Madar
                                            ----------------------------
                                            William P. Madar
                                            Principal Executive Officer

                               POWER OF ATTORNEY


                         The undersigned Vice President-Finance and Treasurer
(Principal Financial Officer and Principal Accounting Officer) of Nordson Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, on Form S-8, with respect to the Common Shares of the Corporation to be issued pursuant to the Slautterback Corporation 401(k) Profit Sharing Plan, hereby constitutes and appoints William P. Madar, Thomas L. Moorhead, Nicholas D. Pellecchia, James R. Carlson, and Thomas L. Aldrich, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

                         IN WITNESS WHEREOF, the undersigned has hereunto set
his hand this 22nd day of December, 1993.




                                        /s/ Nicholas D. Pellecchia
                                        --------------------------------------
                                        Nicholas D. Pellecchia
                                        Principal Financial Officer
                                        Principal Accounting Officer